As filed with the Securities and Exchange Commission on December 8, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05339)

Concorde Funds, Inc.
(Exact name of registrant as specified in charter)

1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, TX 75240-2650
 (Address of principal executive offices) (Zip code)

Gary B. Wood
1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, TX 75240-2650
 (Name and address of agent for service)

(972)-701-5400
Registrant's telephone number, including area code

Date of fiscal year end: 9/30/2017

Date of reporting period:  9/30/2017

Item 1. Reports to Stockholders.

A NO-LOAD
MUTUAL FUND

ANNUAL REPORT
Dated September 30, 2017

October 31, 2017
Dear Shareholders,

We are pleased to present the Annual Report of Concorde Funds, Inc. for the fiscal year ended September 30, 2017.

Concorde Wealth Management Fund

Concorde Wealth Management Fund (the “Fund”), managed by Concorde Investment Management, produced a net return of 2.72% for the 6 months ended September 30, 2017 and 6.07% for the fiscal year ending that same date.

The Fund’s allocation strategy changed last year from all equity to a more balanced fund holding stocks, bonds, other funds, and eventual exposure to private equity.  A slight underperformance versus the benchmark during the Fund’s fiscal year was due to laddering the Fund’s new assets over time which resulted in not fully benefiting from the end of year rally in equity prices.  Still, the Fund, as a balanced investment vehicle, had solid gains during the year and was only impacted by energy and media investments, as discussed below. The energy underperformance, as a sector, has been interesting because historically these companies followed oil prices; however, since the beginning of 2017, crude has been flat while the sector returns have been -6.63% over that same time period. We will be increasing exposure to international equities during the next 12 months and we are hopeful to take an initial position into a semi liquid private equity investment.

			Annualized	Annualized
	6 Months	Full Fiscal Year	5 Years Ending	10 Years Ending
	April 2017 - Sept 2017	Oct 2016 - Sept 2017	Sept 2017	Sept 2017
Concorde Wealth
Management Fund	2.72%	6.07%	7.40%	1.30%
Concorde Wealth Management
Blended Index	2.83%	6.76%	6.76%	5.01%
Bloomberg Barclays
Aggregate Bond Index	2.31%	0.07%	2.06%	4.27%
Russell 1000 Value Index	4.50%	15.12%	13.20%	5.92%
Russell 3000 Index	7.72%	18.71%	14.23%	7.57%

Note: The Concorde Wealth Management Blended Index consists of 45% equities represented by the Russell 1000 Value Index, 45% bonds represented by the Barclays Intermediate Aggregate Bond Index, 5% short-term investments represented by Bank of America Merrill Lynch 1-3 Year Treasuries, and 5% commodities represented by Barclays U.S. Treasury Inflation Protection Security. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book rations and lower forecasted growth values. The Barclays Aggregate Bond Index measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS. The Russell 1000 Value Index is replacing the Russell 3000 Index because the Fund believes that this index better reflects the Fund’s holdings for comparison reasons.

The equity component of the Fund provided a low teens return for the fiscal year, comparable to the Russell 1000 Value Index component of the Fund’s blended benchmark. Two of the equities, Sprott Physical Gold Trust and Texas Pacific Land Trust are held primarily as hedges against inflation and their combined positive return greatly exceeded the Bloomberg Barclays U.S. Treasury Inflation

Protection 5% component of the benchmark. Looking across equity sectors, information, finance and insurance, and transportation and warehousing contributed the largest gains. Among information and finance holdings, Level 3 Communications, Inc. and Discovery Communications, Inc. had negative returns that were outweighed by large gains in Microsoft Corp., Oracle Corp. and Amazon.com, Inc. These three industry leaders have benefited both from continued migration to cloud services by corporations worldwide, and from additional products and services that are unique to these businesses. We have reduced our position in Oracle Corp. considerably as it both approached our valuation targets and has been facing increased competition. We have maintained the Microsoft Corp. position, a long term holding, and have allowed the initial smaller stake in Amazon.com, Inc. to grow as they have made great progress. The financial strength and free cash flow generation of these companies is superior.

In the finance and insurance sector, Aon PLC and American International Group, Inc. contributed gains with Aon PLC generating greater than 25% total return for the fiscal year. Union Pacific Corp. and Hexcel Corp. both had meaningful gains in the transportation and warehousing sector. Both have either market positions or technology that minimize potential threats from competitors.

Sectors which had modest positive or negative group returns include manufacturing/consumer cyclicals, manufacturing/consumer defensive, health care, mining, quarrying, and oil and gas extraction and real estate. Anheuser Busch InBev NV and The Hershey Co., a new holding, both had single digit negative returns as the businesses struggled modestly with consumer demand and pricing. Another consumer cyclical/information industry company, Comcast Corp., contributed about a 15% return, bucking the negative trend in many consumer media businesses. In health care, results were mixed. Allergan PLC stock dropped as a result of industry uncertainty despite generally good results and the timely sale of their large generic drug business. HCA Holdings, Inc. had a single digit positive return with similar uncertainty regarding domestic insured population estimates. HealthSouth Corp. and Johnson & Johnson both generated mid-teens positive returns as reported results were good in product and service areas with durable demand.

In mining, quarrying, and oil and gas extraction, after a strong rebound during calendar 2016, the first nine months of 2017 saw a retrenchment across industry equities despite some firming in demand and pricing. Cimarex Energy Co. and Kinder Morgan, Inc. had losses for the fiscal year while Halliburton Co. contributed a single digit gain. As noted above, Texas Pacific Land Trust, a unique energy royalty interest investment, rose over 60% for the year and is held as an energy and inflation protection hedge in the portfolio. Real estate investments, Medical Properties Trust and Prologis, provided mixed results with Medical Properties Trust, Inc. posting a single digit loss as interest rate and tenant risk issues arose and Prologis, Inc. had about a 20% total return as reported results continued to surge. Valuation is beginning to become an issue with Prologis, Inc. and we are reviewing the potential sale of at least part of the position.

The Fund also began to build a modest position in two international institutional equity funds, Deutsche CROCI International Fund and JPMorgan International Unconstrained Equity Fund, in order to level further diversification to the equity exposure. These two investments contributed approximately a 20% gain for the fiscal year as international developed markets started to outperform domestic indices after a long period of lagging.

In the fixed income sector of the portfolio, the high quality, short-term U.S. Treasury and agency positions generated a modest loss as short-term rates rose more than medium and long-term rates. These positions have been larger than is expected long term as the Fund is gradually transferring its strategy into the new strategy envisioned in late 2016 to a more balanced and diversified investment. The individual corporate bonds and the specialty institutional fixed income funds that were added during the year contributed from low to mid-single digit total returns, outperforming the Barclays Intermediate Aggregate Index component of the Fund’s blended benchmark. In particular, among corporate bond positions, DaVita, Inc., Discover Financial Services, NCR Corp. and Ford Motor Credit Co., LLC performed very well and MGM Resorts International and Enlink Midstream Partners LP lagged the rest of the credit holdings.

Thank you for your continued support. We will continue to strive for the highest professional standards of performance and stewardship in the management of the Fund.

Best regards,

Gregory B. Wood
Chief Compliance Officer
Concorde Investment Management

Concorde Wealth Management Fund
Performance Comparison
Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN
1 Year	6.07%
3 Years	2.10%
5 Years	7.40%
10 Years	1.30%

NOTE:
The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on September 30, 2007. Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions or redemption of Fund shares. Past performance is not predictive of future performances.

The Concorde Wealth Management Blended Index consists of 45% equities represented by the Russell 1000 Value Index, 45% bonds represented by the Barclays Intermediate Aggregate Bond Index, 5% short-term investments represented by Bank of America Merrill Lynch 1-3 Year Treasuries, and 5% commodities represented by Barclays U.S. Treasury Inflation Protection Security. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book rations and lower forecasted growth values. The Barclays Aggregate Bond Index measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS. The Russell 1000 Value Index is replacing the Russell 3000 Index because the Fund believes that this index better reflects the Fund’s holdings for comparison reasons.

CONCORDE WEALTH MANAGEMENT FUND
PORTFOLIO HOLDINGS BY SECTOR

September 30, 2017

The portfolio’s holdings and allocations are subject to change.  The percentages are of net assets as of September 30, 2017.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES

September 30, 2017

	Shares or	Fair	Percent of
	Principal Amount	Value	Net Assets
COMMON STOCKS - 38.37%
ARTS, ENTERTAINMENT & RECREATION
Speedway Motorsports, Inc.	14,200	$302,460	1.47%

FINANCE & INSURANCE
American International Group, Inc.	5,000	306,950	1.49
Aon PLC (a)	2,500	365,250	1.78
		672,200	3.27

HEALTH CARE
HCA Holdings, Inc. (b)	5,500	437,745	2.13
HealthSouth Corp.	7,775	360,371	1.75
		798,116	3.88

INFORMATION
Comcast Corp. - Class A	9,800	377,104	1.83
Discovery Communications, Inc. (b)	15,000	319,350	1.55
Level 3 Communications, Inc. (b)	6,500	346,385	1.68
Microsoft Corp.	8,000	595,920	2.90
Oracle Corp.	3,800	183,730	0.89
Time Warner, Inc.	2,400	245,880	1.20
		2,068,369	10.05

MANUFACTURING
Allergan PLC (a)	1,400	286,930	1.39
Anheuser Busch InBev NV - ADR (a)	2,600	310,180	1.51
Fortune Brands Home & Security, Inc.	4,700	315,981	1.53
Johnson & Johnson	1,500	195,015	0.95
The Hershey Co.	1,090	118,996	0.58
Western Digital Corp.	2,200	190,080	0.92
		1,417,182	6.88

MINING, QUARRYING & OIL & GAS EXTRACTION
Cimarex Energy Co.	2,530	287,585	1.40
Halliburton Co.	7,500	345,225	1.67
		632,810	3.07

RETAIL TRADE
Amazon.com, Inc. (b)	320	307,632	1.49
Hanesbrands, Inc.	8,000	197,120	0.96
Lowe’s Companies, Inc.	5,000	399,700	1.94
		904,452	4.39

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

September 30, 2017

	Shares or	Fair	Percent of
	Principal Amount	Value	Net Assets
COMMON STOCKS (continued)
TRANSPORTATION & WAREHOUSING
Union Pacific Corp.	5,600	$649,432	3.15%

UTILITIES
Kinder Morgan, Inc.	13,000	249,340	1.21

WHOLESALE TRADE
Hexcel Corp.	3,600	206,712	1.00
TOTAL COMMON STOCKS (Cost $4,877,279)		7,901,073	38.37

EXCHANGE TRADED FUNDS - 2.99%
Sprott Physical Gold Trust (a)(b)	59,000	615,960	2.99
TOTAL EXCHANGE TRADED FUNDS (Cost $571,198)		615,960	2.99

OPEN-END FUNDS - 9.59%
American Beacon SiM High Yield
Opportunities Fund - Y Class	18,779	182,153	0.88
Cohen & Steers Global Realty
Shares, Inc. - Institutional Class	4,787	250,670	1.22
Deutsche CROCI International Fund - Class S	8,148	397,031	1.93
JPMorgan International Unconstrained
Equity Fund - Institutional Class	19,343	405,245	1.97
Morgan Stanley Global Fixed Income
Opportunities Fund - Institutional Class	65,259	372,627	1.81
PIMCO Mortgage
Opportunities Fund - Institutional Class	32,789	366,250	1.78
TOTAL OPEN-END FUNDS (Cost $1,900,000)		1,973,976	9.59

REITS - 2.75%
REAL ESTATE & RENTAL & LEASING
Medical Properties Trust, Inc.	19,000	249,470	1.21
Prologis, Inc.	5,000	317,300	1.54
TOTAL REITS (Cost $431,770)		566,770	2.75

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

September 30, 2017

	Shares or	Fair	Percent of
	Principal Amount	Value	Net Assets
ROYALTY TRUSTS - 5.30%
CONSTRUCTION
Texas Pacific Land Trust	2,700	$1,091,070	5.30%
TOTAL ROYALTY TRUSTS (Cost $390,001)		1,091,070	5.30

MASTER LIMITED PARTNERSHIPS - 1.03%
Oaktree Capital Group LLC	4,500	211,725	1.03
TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $199,743)		211,725	1.03

CORPORATE BONDS - 7.98%
ACCOMMODATION & FOOD SERVICES
MGM Resorts International, 6.750%, 10/01/2020	125,000	137,812	0.67

FINANCE & INSURANCE
Discover Financial Services, 3.850%, 11/21/2022	150,000	154,079	0.75
Ford Motor Credit Co., LLC, 2.400%, 09/20/2021	150,000	147,237	0.71
Wells Fargo & Co., 3.450%, 02/13/2023	150,000	153,694	0.75
		455,010	2.21

HEALTH CARE
DaVita, Inc., 5.750%, 08/15/2022	225,000	230,625	1.12

INFORMATION
Fiserv, Inc., 3.500%, 10/01/2022	150,000	155,285	0.75

MANUFACTURING
NCR Corp., 4.625%, 02/15/2021	200,000	203,500	0.99

MINING, QUARRYING, & OIL & GAS EXTRACTION
EnLink Midstream Partners LP, 2.700%, 04/01/2019	225,000	225,646	1.10

RETAIL TRADE
Hanesbrands, Inc., 4.625%, 05/15/2024 (d)	225,000	234,281	1.14
TOTAL CORPORATE BONDS (Cost $1,633,470)		1,642,159	7.98

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

September 30, 2017

	Shares or	Fair	Percent of
	Principal Amount	Value	Net Assets
U.S. GOVERNMENT OBLIGATIONS - 20.31%
Federal Farm Credit Banks, 2.320%, 12/29/2021	150,000	$150,022	0.73%
Federal Home Loan Banks, 1.030%, 05/28/2019	150,000	148,579	0.72
Federal National Mortgage Association, 1.550%, 09/30/2021	200,000	193,894	0.94
United States Treasury Notes
1.250%, Note due 08/31/2019	1,900,000	1,891,910	9.19
1.875%, Note due 01/31/2022	1,400,000	1,400,711	6.80
2.250%, Note due 08/15/2027	400,000	397,281	1.93
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $4,204,233)		4,182,397	20.31

SHORT-TERM INVESTMENTS - 11.71%
Fidelity Institutional Government Portfolio -
Institutional Class, 0.91% (c)	661,284	661,284	3.21
Morgan Stanley Institutional Liquidity Fund
Government Portfolio - Institutional Class, 0.90% (c)	727,845	727,845	3.54
The Government & Agency
Portfolio - Institutional Class, 0.93% (c)	1,022,224	1,022,224	4.96
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,411,353)		2,411,353	11.71

Total Investments in Securities (Cost $16,619,047) - 100.03%		20,596,483	100.03
Liabilities in Excess of Other Assets - (0.03)%		(5,821)	(0.03)
TOTAL NET ASSETS - 100.00%		$20,590,662	100.00%
______________

ADR American Depositary Receipt
PLC Public Limited Company
REIT Real Estate Investment Trust
(a)	Foreign issued security listed directly on a U.S. securities exchange.
(b)	Presently non-income producing.
(c)	Rate shown is the 7-day yield as of September 30, 2017.
(d)	Restricted security as defined in Rule 144(a) under the Securities Act of 1933. At September 30, 2017, the market value of this security totaled $234,281 which represents 1.14% of net assets.

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2017

ASSETS
Investments in securities, at fair value (cost $16,619,047)	$20,596,483
Dividends and interest receivable	43,842
Prepaid expenses	1,579
Other asset	3,347
TOTAL ASSETS	20,645,251
LIABILITIES
Investment advisory fee payable	13,466
Payable to auditor	15,001
Accrued director’s fees	1,462
Accrued expenses	24,660
TOTAL LIABILITIES	54,589
NET ASSETS	$20,590,662

Composition of Net Assets:
Net capital paid in on shares of capital stock	$16,211,973
Accumulated net investment loss	(95,697)
Accumulated undistributed net realized gain	496,950
Net unrealized appreciation on investments	3,977,436
NET ASSETS	$20,590,662
Capital shares outstanding	1,361,189
Net asset value, offering price and redemption price per share	$15.13

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
STATEMENT OF OPERATIONS

For the Year Ended September 30, 2017

Investment Income
Dividends (net of foreign withholding taxes and issuance fees of $2,104)	$198,003
Interest	102,151
Total investment income	300,154
Expenses
Investment advisory fees (Note 7)	151,425
Professional fees	49,581
Administration fees (Note 8)	41,251
Fund accounting fees (Note 8)	23,585
Sub-transfer agent fees (Note 8)	19,941
Transfer agent fees (Note 8)	16,258
Printing, postage and delivery	13,893
Federal and state registration fees	5,768
Insurance expense	5,395
Directors fees and expenses	3,858
Custody fees (Note 8)	3,039
Other expenses	12,899
Total expenses	346,893
NET INVESTMENT LOSS	(46,739)
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	531,875
Options written	(1,987)
Net change in unrealized appreciation on:
Investments	618,003
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	1,147,891
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,101,152

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sep. 30, 2017	Sep. 30, 2016(1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(46,739)	$(43,596)
Net realized gain (loss) from:
Investments	531,875	3,438
Options written	(1,987)	26,894
Capital gain distributions from investment company	—	8,561
Net change in unrealized appreciation on:
Investments	618,003	983,758
Net increase in net assets resulting from operations	1,101,152	979,055
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gains on investments	(32,573)	(553,913)
Total distributions to shareholders	(32,573)	(553,913)
CAPITAL SHARE TRANSACTIONS-NET (Note 4)	1,540,497	8,418,536
Total increase in net assets	2,609,076	8,843,678
NET ASSETS
Beginning of year	17,981,586	9,137,908
End of year (including undistributed net investment
loss of $(95,697) and $(64,730), respectively)	$20,590,662	$17,981,586

(1)
For periods prior to July 23, 2016, financial and other information shown herein for the Fund is that of the Concorde Value Fund, the “Predecessor Fund” (See Note 1 in the accompanying notes to these financial statements).

The accompanying notes are an integral part of these financial statements.

CONCORDE WEALTH MANAGEMENT FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2017	2016(1)	2015(1)	2014(1)	2013(1)
PER SHARE OPERATING
PERFORMANCE
(for a share of capital stock outstanding
throughout the year):
Net asset value, beginning of year	$14.29	$13.79	$16.50	$14.22	$12.34
Income (loss) from investment operations:
Net investment income (loss)(2)	(0.04)	(0.06)	(0.07)	(0.02)	0.03
Net realized and unrealized gain (loss)
on investment transactions	0.91	1.40	(1.29)	2.33	1.87
Total from investment operations	0.87	1.34	(1.36)	2.31	1.90
Less distributions from:
Net investment income	—	—	—	(0.03)	(0.02)
Net realized gains	(0.03)	(0.84)	(1.35)	—	—
Total distributions	(0.03)	(0.84)	(1.35)	(0.03)	(0.02)
Net asset value, end of year	$15.13	$14.29	$13.79	$16.50	$14.22
TOTAL RETURN	6.07%	10.12%	(8.90)%	16.29%	15.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$20,591	$17,982	$9,138	$11,882	$11,279
Ratio of expenses to average net assets	1.83%	2.48%	2.28%	2.06%	2.09%
Ratio of net investment income (loss)
to average net assets	(0.25)%	(0.44)%	(0.40)%	(0.16)%	0.24%
Portfolio turnover rate	40%	28%	57%	32%	34%
______________

(1)
For periods prior to July 23, 2016, financial and other information shown herein for the Fund is that of the Concorde Value Fund, the “Predecessor Fund” (See Note 1 in the accompanying notes to these financials statements).

(2)	Based on average shares outstanding during the year.

The accompanying notes are an integral part of these financial highlights.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 –	Nature of Business and Reorganization and Summary of Significant Accounting Policies

NATURE OF BUSINESS AND REORGANIZATION

Concorde Wealth Management Fund (the “Fund”), is a non-diversified separate series of Concorde Funds, Inc. (the “Company”). Each series is organized as a class of common stock under the Company’s articles of incorporation. The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series. The Company may establish multiple series, each of which would be organized as a class of common stock under the Company’s articles of incorporation. The Company presently has no series other than the Fund.

The primary investment objective of the Fund is to seek total return, from both appreciation of value and generation of current income, within the context of preservation of capital. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information.

On July 22, 2016 the shareholders of the Concorde Value Fund, a diversified former separate series of the Company, (the “Predecessor Fund”), approved a Plan of Acquisition and Liquidation (the “Reorganization”) between the Fund and the Predecessor Fund. Pursuant to the Reorganization, the Fund acquired all of the assets and liabilities of the Predecessor Fund in exchange for shares of the Fund after the close of business on July 22, 2016. The Fund issued 681,656 shares in exchange for the net assets of the Predecessor Fund valued at $9,666,396. The Fund had no assets, liabilities, shares issued or operations prior to the Reorganization. As a result of the Reorganization, the Predecessor Fund ceased to operate and its shareholders became shareholders of the Fund.  The primary investment objective of the Predecessor Fund was to produce long-term growth of capital. As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. For periods prior to July 23, 2016, financial and other information shown herein for the Fund is that of the Predecessor Fund.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

VALUATION OF SECURITIES

All investments in securities are recorded at their estimated fair value, as described in Note 2.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Reorganization and Summary of Significant Accounting Policies (continued)

FEDERAL INCOME TAXES

The Company’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. Also, due to the timing of dividend distributions, the year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund. Permanent book and tax basis differences, if any, result in reclassifications to certain components of net assets. Permanent differences are primarily related to net operating losses and distributions in excess. For the year ended September 30, 2017, the Fund decreased accumulated net investment loss by $15,772, decreased net capital paid in on shares of capital stock by $15,407, and decreased accumulated net realized gain by $365. These reclassifications have no effect on net assets, results of operations or net asset value per share.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Fund for the prior three years are open for examination.

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the trade date, the day securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are determined in accordance with income tax regulations and recorded on the ex-dividend date. The Fund intends to distribute all of its net investment income, if any, as dividends to its shareholders on an annual basis. The Fund intends to distribute all of its capital gains, if any, on an annual basis. Distributions from net investment income and capital gains, if any, are generally declared and paid in December. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or capital gains may

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Reorganization and Summary of Significant Accounting Policies (continued)

differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OPTION WRITING

To generate additional income or hedge against a possible loss in the value of securities it holds, the Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The objective, as stated above, is to hedge against a possible decline in the value of securities and to generate additional income when the Fund feels certain securities are locked in a trading range.  With regards to hedging against a possible decline, the Fund will sell covered calls with strike prices below the price of a security at the time of writing the call.  Regarding additional income, the Fund will sell calls on certain securities that are within a trading range, generally selling calls on securities where the strike prices are above the current market price of the subject security.

Note 2 – Securities Valuation

The Company’s Board of Directors (the “Board”) has adopted methods for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Company’s investment advisor, Concorde Financial Corporation d/b/a Concorde Investment Management (“Concorde”) to apply those methods in making fair value determinations. All fair value determinations made by Concorde are subject to oversight by the Board.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Securities Valuation (continued)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1 –	Quoted unadjusted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use in valuing the asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, usually common stocks, foreign issued common stocks, exchange traded funds (“ETFs”), real estate investment trusts, royalty trusts, master limited partnerships, and preferred stocks traded on a national securities exchange are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Mutual Funds – Mutual funds are generally priced at the ending net asset value provided by the service agent of the Funds and are categorized in Level 1 of the fair value hierarchy.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Securities Valuation (continued)

Debt Securities – Bonds, notes, and U.S. government obligations are valued at an evaluated bid price obtained from an independent pricing service that uses a matrix pricing method or other analytical models. Demand notes are stated at amortized cost, which approximates fair value. These securities will generally be categorized in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by an independent pricing service that uses a matrix pricing method or other analytical models. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Derivative Instruments – Listed derivatives, including options, rights, and warrants that are actively traded are valued based on quoted prices from the exchange.  If there is no such reported sale on the valuation date, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. These securities will generally be categorized in Level 1 of the fair value hierarchy.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ Board of Directors as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Funds’ investments in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Funds’ Board of Directors.  As of September 30, 2017, the Advisor has determined that certain restricted securities held by the Fund are considered liquid.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued at fair value as determined in good faith following procedures approved by the Board.  Factors used in determining fair value vary by investment type and may include: trading volume of security and markets, value of other like securities and news events with direct bearing to security or market.  Depending on the relative significance of the valuation inputs, these securities may be categorized in either Level 2 or Level 3 of the fair value hierarchy.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Securities Valuation (continued)

The following table summarizes the inputs used to value the Fund’s investments measured at fair value as of September 30, 2017:

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks
Arts, Entertainment & Recreation	$302,460	$—	$—	$302,460
Finance & Insurance	672,200	—	—	672,200
Health Care	798,116	—	—	798,116
Information	2,068,369	—	—	2,068,369
Manufacturing	1,417,182	—	—	1,417,182
Mining, Quarrying & Oil & Gas Extraction	632,810	—	—	632,810
Retail Trade	904,452	—	—	904,452
Transportation & Warehousing	649,432	—	—	649,432
Utilities	249,340	—	—	249,340
Wholesale Trade	206,712	—	—	206,712
Total Common Stocks	7,901,073	—	—	7,901,073
Exchange Traded Funds	615,960	—	—	615,960
Open-End Funds	1,973,976	—	—	1,973,976
REITS
Real Estate & Rental & Leasing	566,770	—	—	566,770
Royalty Trusts
Construction	1,091,070	—	—	1,091,070
Master Limited Partnerships	211,725	—	—	211,725
Corporate Bonds
Accommodation & Food Services	—	137,812	—	137,812
Finance & Insurance	—	455,010	—	455,010
Health Care	—	230,625	—	230,625
Information	—	155,285	—	155,285
Manufacturing	—	203,500	—	203,500
Mining, Quarrying & Oil & Gas Extraction	—	225,646	—	225,646
Retail Trade	—	234,281	—	234,281
Total Corporate Bonds	—	1,642,159	—	1,642,159
U.S. Government Obligations	—	4,182,397	—	4,182,397
Short-Term Investments	2,411,353	—	—	2,411,353
Total Investments	$14,771,927	$5,824,556	$—	$20,596,483

Transfers between levels are recognized at the end of the reporting period.  There were no transfers between levels during the year ended September 30, 2017.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 3 – Derivative Instruments

The following contains information about the Fund’s use of derivative instruments and how derivative instruments affect the Fund’s financial position and operations.

The average monthly fair values of options written during the year ended September 30, 2017 for the Fund was $10,531.

The Fund did not hold any derivative instruments as of September 30, 2017.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2017 was as follows:

Amount of Realized Gain
(Loss) on Derivatives
Derivatives not accounted for as hedging instruments	Options Written	Total
Equity Contracts	$(1,987)	$(1,987)

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Options Written	Total
Equity Contracts	$—	$—

Note 4 – Capital Share Transactions

As of September 30, 2017, 30,000,000 shares of $1 par value capital stock were authorized, of which 10,000,000 shares are classified as the Fund’s series. As of September 30, 2017, capital paid-in aggregated $16,227,380.

Transactions in shares of capital stock for the years ended September 30, 2017 and September 30, 2016 were as follows:

	Year Ended		Year Ended
	September 30, 2017		September 30, 2016
	Shares	Amount	Shares	Amount
Shares sold	162,731	$2,402,579	593,107	$8,405,931
Shares issued in
reinvestment of distributions	2,248	32,573	41,275	553,913
	164,979	2,435,152	634,382	8,959,844
Shares redeemed	(61,791)	(894,655)	(39,225)	(541,308)
Net increase	103,188	$1,540,497	595,157	$8,418,536

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 5 – Investment Transactions

Purchases and sales of investment securities, excluding U.S. government obligations and short-term investments, for the Fund during the year ended September 30, 2017, were $5,601,097 and $2,808,411, respectively.

Purchases and sales/maturities of long-term U.S. government obligations for the Fund during the year ended September 30, 2017 were $3,854,293 and $3,710,121, respectively.

Note 6 – Principal Risks

The Fund in the normal course of business makes investments in financial instruments and derivatives where the risk of potential loss exists due to changes in the market (market risk), or failure or inability of the counterparty to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Debt/Fixed Income Securities Risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. The value of the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities. Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the Fund to sell its

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 6 – Principal Risks (continued)

holdings at a time when the Fund’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss than higher rated securities. Debt securities are also subject to prepayment risk when interest rates decrease. Prepayment risk is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, the Fund may have to replace the security by investing the proceeds in a less attractive security.

Emerging Markets Risk. The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector.

Equity and General Market Risk. Equities, such as common stocks, or other equity related investments are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not meet the financial expectations of the Fund or other market participants. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.

ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests, in addition to the Fund’s own fees and expenses.

Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, currency, social and economic developments, accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject, limited information about foreign companies, less liquidity in foreign markets and less protection.

High Yield Risk. The Fund’s investment program permits it to invest in non-investment grade debt obligations, sometimes referred to as “junk bonds” (hereinafter referred to as “lower-quality securities”). Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by Concorde to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be more speculative with respect to the issuer’s capacity to pay interest and repay principal.

Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 6 – Principal Risks (continued)

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Master Limited Partnership (“MLP”) Risk. Securities of master limited partnerships are listed and traded on U.S. securities exchanges. The value of an MLP fluctuates based predominately on its financial performance, as well as changes in overall market conditions. Investments in MLPs involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; risks related to potential conflicts of interest between the MLP and the MLP’s general partner; cash flow risks; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. The securities of certain MLPs may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. In addition, if the tax treatment of an MLP changes, the Fund’s after-tax return from its MLP investment would be materially reduced.

Non-Diversification Risk. Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares.

Private Equity Risk. The sale or transfer of private equity investments may be limited or prohibited by contract or law. Private equity securities are generally valued in good faith following procedures approved by the Board as they are not traded frequently. The Fund may be required to hold such positions for several years, if not longer, regardless of valuation, which may cause the Fund to be less liquid.

Private Placement Risk. The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

REIT and Real Estate Risk. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 6 – Principal Risks (continued)

Royalty Trust Risk. Royalty trusts are subject to cash-flow fluctuations and revenue decreases due to a sustained decline in demand for crude oil, natural gas and refined petroleum products, risks related to economic conditions, higher taxes or other regulatory actions that increase costs for royalty trusts. Furthermore, royalty trusts do not guarantee minimum distributions or even return of capital.  If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions.  The declaration of such distributions generally depends upon various factors, including operating performance and financial condition of the royalty trust and general economic conditions.

Security Selection Risk. Concorde may misjudge the risk and/or return potential of a security. This misjudgment can result in a loss or a significant deviation relative to its benchmarks.

Smaller and Medium Capitalization Company Risk. Securities of smaller and medium-sized companies may be more volatile and more difficult to liquidate during market downturns than securities of larger companies. Additionally the price of smaller companies may decline more in response to selling pressures.

Style Risk. Concorde follows an investing style that favors value investments. The value investing style may, over time, go in and out of favor. At time when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. Investors should be prepared to tolerate volatility in Fund returns.

Note 7 – Investment Advisory Fees and Transactions with Affiliate

The Company has an Investment Advisory Agreement with Concorde to act as the Fund’s investment advisor. Concorde provides the Fund with investment management and advisory services consistent with the Fund’s investment objectives, policies and restrictions, supervises the purchase and sale of investment transactions and administers the business and administrative operations of the Fund. For such services, for the year ended September 30, 2017, Concorde received an annual fee of 0.80% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $151,425 for the year ended September 30, 2017, of which $13,466 was payable at September 30, 2017. Certain officers and directors of the Company are also officers, directors and/or employees of Concorde.

Note 8 – Service Organizations

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administration, fund accounting, and transfer agent services. U.S. Bank, N.A., (“USB”) an affiliate of USBFS, serves as the Fund’s custodian.  Fees incurred to USBFS and USB during the year ended September 30, 2017, were $81,094 and $3,039, respectively.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 8 – Service Organizations (continued)

Due to the Reorganization, the Company entered into new administrative, fund accounting, and transfer agent agreements with USBFS and a new custody agreement with USB in July 2016.  Pursuant to the agreements, should the Company elect to terminate any of these agreements prior to the end of the initial three year term, the Company agrees to pay certain monthly, and other fees, through the lives of any of the terminated agreements.

The Company has an administrative agreement with National Financial Services, LLC (NFS). The agreement provides for monthly payments by the Fund to NFS for providing certain shareholder services (sub-transfer agent fees). Sub-transfer agent fees incurred by the Fund to NFS for the year ended September 30, 2017 were $19,941.

Note 9 – Federal Tax Information

At September 30, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of Investments	$16,664,907
Gross tax unrealized appreciation	4,050,737
Gross tax unrealized depreciation	(119,161)
Net tax unrealized appreciation	$3,931,576
Undistributed ordinary income	—
Undistributed long-term gain	496,950
Total distributable earnings	$496,950
Other accumulated losses	$(49,837)
Net accumulated earnings	$4,378,689

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the realization for tax purposes of the unrealized gains on an investment in a passive foreign investment company.

At September 30, 2017, the Fund had no tax basis capital loss carryovers to offset future capital gains.  The Fund did not utilize a capital loss carryover during the year ended September 30, 2017.

At September 30, 2017, the Fund deferred, on a tax basis, a late-year loss deferral of $49,837, and no post-October loss.

CONCORDE WEALTH MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS

Note 9 – Federal Tax Information (continued)

The tax character of distributions paid during the years ended September 30, 2017 and September 30, 2016 was as follows:

	September 30, 2017	September 30, 2016
Ordinary income	$—	$25,675
Long-term capital gain	32,573	528,238
	$32,573	$553,913

Note 10 – Subsequent Events

Management has evaluated the Fund’s events and transactions that occurred subsequent to September 30, 2017 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Directors of
Concorde Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Concorde Wealth Management Fund, a series of Concorde Funds, Inc. (Company), including the schedule of investments in securities, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Concorde Wealth Management Fund, a series of Concorde Funds, Inc. as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRAD A. KINDER, CPA

Flower Mound, Texas
November 16, 2017

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities, please call (972) 701-5400 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.

PROXY VOTING RECORDS

Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2017 is available without charge, upon request, by calling (972) 701-5400.  Furthermore, you can obtain the Fund’s proxy voting records on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal quarter on Form N-Q.  The Fund’s Form N-Q is available (i) without charge, upon request, by calling (972) 701-5400, (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov, or (iii) at the Securities and Exchange Commission’s public reference room. Information on the operation of the public reference room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-294-1699 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

FEDERAL TAX DISTRIBUTION INFORMATION

The Fund has designated 0% of the dividends declared from net investment income during the year ended September 30, 2017, as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.  Additionally, for corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2017 was 0%.

FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended September 30, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees. While the Fund does not currently assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense tables. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account	Ending Account	Expenses Paid During Period* –
	Value – 4/1/17	Value – 9/30/17	Six Months Ended 9/30/17
Actual	$1,000.00	$1,027.20	$9.45
Hypothetical (5% return before expenses)	$1,000.00	$1,015.74	$9.40
______________
*
Expenses are equal to the Fund’s annualized expense ratio of 1.86%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period ended September 30, 2017).

DIRECTORS AND OFFICERS (Unaudited)

DIRECTORS AND OFFICERS

The Fund’s Statement of Additional Information includes additional information about the Fund’s Officers and Directors and is available, without charge, upon request by calling (972) 701-5400.

Other
Directorships
	Position(s)	Term of Office		# of Funds	Held by
Name, Address	Held with	and Length	Principal Occupation(s)	in Fund	Director During
and Year of Birth	the Fund	of Time Served	During Past 5 Years	Complex	Past 5 Years

“Disinterested Persons”

William Marcy, Ph.D., P.E.	Director	Indefinite,	Executive Director of the Murdough	1	None
Born: 1942		until	Center for Engineering Professionalism
Address:		successor	and the National Institute for
1000 Three Lincoln Centre		elected	Engineering Ethics, Texas Tech
5430 LBJ Freeway LB3		Since 2006	University. He is a former Provost and
Dallas, Texas 75240-2650			Senior Vice President for Academic
Affairs, Texas Tech University.

John H. Wilson	Chairman	Indefinite,	President of U.S. Equity Corporation,	1	Capital
Born: 1942	and	until	a venture capital firm, since 1983.		Southwest
Address:	Director	successor			Corporation,
1000 Three Lincoln Centre		elected			Encore Wire
5430 LBJ Freeway LB3		Since 1992			Corporation
Dallas, Texas 75240-2650

“Interested Persons”

Gary B. Wood, Ph.D.*,**	President	Indefinite,	President, Secretary, Treasurer and	1	None
Born: 1949	and	until	a director of the Advisor and Concorde
Address:	Director	successor	Capital Corporation, an exempt reporting
1000 Three Lincoln Centre		elected	advisor to funds affiliated with the Advisor.
5430 LBJ Freeway LB3		(as Director)	He is also Chairman of the Board and
Dallas, Texas 75240-2650		One-year term	Interim CEO of International Hospital
		(as officer)	Corporation Holding, NV and its
		Since 1987	subsidiaries, which owns, develops and
	Treasurer	(1987 – 2014)	manages private healthcare facilities in
Mexico, Central America and Brazil.

John A. Stetter	Secretary	One-year term	Vice President and Portfolio Manager	N/A	N/A
Born: 1955		Since 1998	for the Advisor.
Address:
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240-2650

DIRECTORS AND OFFICERS (Unaudited) (continued)

Other
Directorships
	Position(s)	Term of Office		# of Funds	Held by
Name, Address	Held with	and Length	Principal Occupation(s)	in Fund	Director During
and Year of Birth	the Fund	of Time Served	During Past 5 Years	Complex	Past 5 Years

Gregory B. Wood**	Treasurer	One-year term	Vice President of Concorde	N/A	N/A
Born: 1979	and Chief	(as Treasurer)	Investment Management and
Address:	Compliance	Since 2014;	Concorde Capital since 2014.
1000 Three Lincoln Centre	Officer	(as Chief	Commercial banking underwriter
5430 LBJ Freeway LB3		Compliance	at JPMorgan Chase & Co., Inc.
Dallas, Texas 75240-2650		Officer)	(2010 – 2014).
Since 2015
____________________
*	Dr. Wood is a director who is an “interested person” of the Fund as that term is defined in the 1940 Act, due to the position he holds with the Advisor.
**	Dr. Wood and Gregory Wood are father and son, respectively.

CONCORDE FUNDS, INC.
PRIVACY POLICY

We collect the following nonpublic personal information about you:

•
Information we receive from you or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products and services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISOR
Concorde Investment Management
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240

OFFICERS
Gary B. Wood, Ph.D.
President
Gregory B. Wood
Treasurer
John A. Stetter
Secretary

DIRECTORS
William Marcy, P.E., Ph.D.
John H. Wilson
Gary B. Wood, Ph.D.

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Brad A. Kinder, CPA
815 Parker Square
Flower Mound, Texas 75028

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TELEPHONE
(972) 701-5400
(Fund information)

(800) 294-1699
(Shareholder account information)

Item 2. Code of Ethics.

The registrant has adopted an amended and restated code of ethics as of February 14, 2017 that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-294-1699.

A copy of the registrant’s Code of Ethics, as amended, is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2017	FYE 09/30/2016
Audit Fees	$21,000	$19,000
Audit-Related Fees	None	None
Tax Fees	$1,500	$1,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Brad A. Kinder, CPA applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2017	FYE 09/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2017	FYE 09/30/2016
Registrant	None	None
Registrant’s Investment Adviser	$2,834	$2,334

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Concorde Funds, Inc.

By (Signature and Title)*    /s/Gary B. Wood
Gary B. Wood, President

Date    December 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Gary B. Wood
Gary B. Wood, Principal Executive Officer

Date    December 7, 2017

By (Signature and Title)*    /s/Gregory B. Wood
Gregory B. Wood, Principal Financial Officer

Date    December 7, 2017